Investor Update Jefferies Energy Conference November 29, 2016 Jeremy Bergeron, President

Safe Harbor Statement 2 Statements contained in this presentation that state the Partnership’s or management’s expectations or predictions of the future are forward-looking statements. The words “believe,” “expect,” “should,” “intends,” “estimates,” “target” and other similar expressions identify forward- looking statements. It is important to note that actual results could differ materially from those projected in such forward-looking statements. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see CrossAmerica’s Forms 10-Q or Form 10-K filed with the Securities and Exchange Commission and available on CrossAmerica’s website at www.crossamericapartners.com. If any of these factors materialize, or if our underlying assumptions prove to be incorrect, actual results may vary significantly from what we projected. Any forward-looking statement you see or hear during this presentation reflects our current views as of the date of this presentation with respect to future events. We assume no obligation to publicly update or revise these forward-looking statements for any reason, whether as a result of new information, future events, or otherwise.

Partnership Overview • Leading motor fuel wholesale distributor, convenience store lessor and c-store operator – Distributes annually over 1 billion gallons – Annual gross rental income over $85 million – Operates 78 c-stores(1) – 17.5% equity interest in CST Brands’ wholesale fuels business, approximately 1.7 billion gallons of annual fuel supply • Over 1,250 locations(1) – 642 Lessee Dealers – 404 Independent Dealers – 78 Company Operated Sites – 67 Commission Agents – 70 Non-fuel Tenant Sites • Equity market capitalization of $848 million and enterprise value of $1.35 billion(1) (1) As of September 30, 2016 3

Continuing Accretive Growth

CROSSAMERICA PARTNERS LP

State Oil Company

#	52 Lessee Dealers, 25 Indep. Dealers, 3 Company Ops*
	$41.8 Million Purchase
	60 Million Gallons
	Chicago Market
	Marathon, Citgo, Phillips 66, Mobil, BP, Shell
	Sep 27, 2016 close date
	Asset Purchase
	Rationale

- 56 valuable fee sites in Greater Chicago
- Located in proximity of CAPL's existing markets
- Expands branding relationship with several suppliers

* - Also includes 2 non-fuel locations



CrossAmerica Upper Midwest Region

- 154 previous locations
- 82 acquired State Oil locations

Pending Sale-Leaseback (SLB) Transaction

- Signed agreement to sell 20 properties for approximately $29 million
- 15 year term with three 5-year renewal options
- Attractive CAP rate that results in positive site level cash flow
- Further improves cash flow multiple purchase
- De-levers balance sheet; frees up capital
- SLB transaction expected to close by Dec 31, 2016

4

Strategy Execution

- Completed accretive acquisition of State Oil assets on September 27
  - Converted 3 company operated sites to lessee dealer at closing
- Operating 31 franchised Holiday store locations and 3 non-fuel locations acquired in 1Q
  - 34 total sites, over 26 million annual gallons of fuel, valuable real estate, strong inside sales
  - Assessing long-term operation plan
- Operating 37 FreedomValu and 7 SuperAmerica locations acquired in 2015
  - Converted 20 locations to lessee dealer, remaining sites are larger footprint with stronger inside sales
- Continued focus on managing expenses and execution of our integration strategy
  - Applying processes and systems to reduce operating, general & administrative expenses following acquisitions
  - Converted 75 Company Operated sites to Lessee Dealer accounts in 2016, yielding a more stable, qualifying income cash flow stream


Company Operated
+ Wholesale Fuel Margin
+ Retail Fuel Margin
+ Retail Merchandise Margin
- Operating Expenses
- Income Taxes
Lessee Dealer
+ Wholesale Fuel Margin
+ Rental Income

Company Operated Site Count (end of period)


144
124
122
116
97
80
78
1Q '15
2Q '15
3Q '15
4Q '15
1Q '16
2Q '16
3Q '16
PMI
Erickson
OneStop
Holiday

5

2010 2011 2012 2013 2014 2015 3Q16 516,200 530,500 605,162 637,845 906,200 1,051,357 1,025,523 Operating Results (in thousands, except for per gallon and site count) First 9 Mo 2016 First 9 Mo 2015 % Change Total Motor Fuel Sites (period avg.) 1,111 1,060 5% Total Volume of Gallons Distributed 769,194 795,027 (3%) Wholesale Fuel Margin per Gallon $0.052 $0.057 (9%) Rental & Other Gross Profit (Wholesale) $43,162 $32,599 32% Company Operated Sites (period avg.) 89 137 (35%) Volume of Company Op Gallons Distributed 65,772 108,463 (39%) Company Op Fuel Margin per Gallon $0.090 $0.141 (36%) General, Admin. & Operating Expenses $63,822 $84,284 (24%) Gallons of Motor Fuel Distributed (in thousands) 2010 2011 2012 2013 2014 2015 3Q16 332 368 511 556 571 691 809 87 116 78 Number of Sites Owned & Leased (end of period) Generating Rental Income Company Operated TTM 2010 2011 2012 2013 2014 2015 3Q16 $18,961 $20,425 $21,222 $41,577 $43,258 $59,962 $78,236 Gross Rental Income (in thousands) TTM 6 Operating Results

Financial Summary 7 (1) See the (i) reconciliation of EBITDA, Adjusted EBITDA and Distributable Cash Flow (or “DCF”) to net income and (ii) the definitions of EBITDA, Adjusted EBITDA and DCF in the appendix of this presentation. KEY METRICS (in thousands, except for per unit amounts) First 9 Mo 2016 First 9 Mo 2015 % Change Gross Profit $116,843 $129,867 (10%) Adjusted EBITDA(1) $76,419 $65,606 17% Distributable Cash Flow(1) $59,744 $49,534 21% Weighted Avg. Diluted Units 33,305 27,662 20% Distribution Paid per LP Unit $1.7925 $1.6525 9% Distribution Coverage 1.00x 1.08x (8%)

Executing with Measured Growth

- Paid distribution attributable to third quarter of $0.6075 per unit
  - 0.5 cent per unit increase over distribution attributable to second quarter 2016
  - Expect to increase per unit distribution by 5%-7% for 2016 over 2015
  - Continue to target a long-term distribution coverage ratio of at least 1.1x
- 2016 Distributable Cash Flow(1) growth
  - Selective, accretive acquisitions
  - Strong business performance
  - Expense reduction associated with integration of recently completed transactions

Distributions per Unit (on declared basis)



$0.6250
$0.6000
$0.5750
$0.5500
$0.5250
$0.5000
$0.4750
$0.4500
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Q3 2016

- Demonstrating financial flexibility to execute growth strategy in any market cycle
  - Pending Sale-Leaseback transaction exhibits opportunity to continue growth and manage capital
  - Velocity of growth will be determined based on capital availability
  - Well-positioned to take advantage of improving market environment

(1) See the (i) reconciliation of EBITDA, Adjusted EBITDA and Distributable Cash Flow (or "DCF") to net income and (ii) the definitions of EBITDA, Adjusted EBITDA and DCF in the appendix of this presentation.

8

Transaction Overview

- Couche-Tard subsidiary to acquire CST in early 2017
  - Includes assets related to CrossAmerica
- Organizational Relationship Upon Closing
  - Couche-Tard controls the general partner of CrossAmerica through its 100% ownership of the general partner interest
  - Couche-Tard owns 20% of CrossAmerica limited partner, or common, units
  - Couche-Tard owns 100% of CrossAmerica Incentive Distribution Rights (IDRs)
  - CrossAmerica owns 17.5% interest in CST Fuel Supply


Alimentation Couche-Tard Inc. TSX: ATD.A ATD.B
100% Ownership Interest
CST Brands, Inc.
20% Limited Partner Interest
100% IDR Interest
100% Ownership Interest
Canadian Operations*
US Operations
CrossAmerica General Partner
100% General Partner Interest
17.5% Interest in CST Fuel Supply
Public Unitholders
Joseph Topper & Affiliates
55% Limited Partner Interest
25% Limited Partner Interest
CrossAmerica Partners LP NYSE: CAPL
100% Ownership Interest
Operating Subsidiaries
Couche-Tard
CIRCLE K
ingo
CROSSAMERICA PARTNERS LP

Note: This organizational chart represents the anticipated post-closing structure and is subject to change.

* - Couche-Tard entered into an agreement with another party to sell certain Canadian assets of CST after the merger.

9

Strategic Benefit to CAPL • Provides continuity with a sponsor whose management culture is aligned with CrossAmerica – Disciplined operator with best practices in acquisitions and integration – Strong and consistent financial performance throughout all economic cycles – Heightened focus on growing free cash flow, with particular expertise in cost management – Well capitalized with solid balance sheet – Well positioned to lead further consolidation in fragmented industry • Scale and global reach provides additional operational benefits – Further strengthens relationship with many of our key suppliers – Many turnkey branding and franchise programs that can complement our dealer offerings • Supports dealer health, which impacts fuel volume growth and additional rental income potential • Wholesale operations with complementary geographic reach 10

CROSSAMERICA PARTNERS LP

Combined Wholesale

Creates Leading Wholesale Distributorship in US

West Coast Region	CODO	DODO
Couche-Tard	89	233
CrossAmerica	0	0

Heartland Region	CODO	DODO
Couche-Tard	25	37
CrossAmerica	84	63

Midwest Region	CODO	DODO
Couche-Tard	5	62
CrossAmerica	35	10

	CODO	DODO
Couche-Tard (Circle K, ingo)	145	551
CROSSAMERICA PARTNERS LP	739	404



Great Lakes Region	CODO	DODO
Couche-Tard	0	0
CrossAmerica	422	166

South Atlantic Region	CODO	DODO
Couche-Tard	3	19
CrossAmerica	82	136

Arizona Region	CODO	DODO
Couche-Tard	0	0
CrossAmerica	0	0

Southeast Region	CODO	DODO
Couche-Tard	3	15
CrossAmerica	50	7

Southwest Region	CODO	DODO
Couche-Tard	2	88
CrossAmerica	22	16

Gulf Region	CODO	DODO
Couche-Tard	4	47
CrossAmerica	44	6

Florida Region	CODO	DODO
Couche-Tard	14	50
CrossAmerica	0	0

CODO: Company Owned Dealer Operated – Sites for which the real estate is controlled by Company (through ownership or lease agreements) and for which the stores (and/or the service stations) are operated by an independent operator in exchange for rent and to which Company supplies road transportation fuel through supply contracts. Some of these sites are subject to a franchise agreement, licensing or other similar agreement. Includes Commission Agent locations at CrossAmerica.

DODO: Dealer Owned Dealer Operated – Sites controlled and operated by independent operators to which Company supplies road transportation fuel through supply contracts. Some of these sites are subject to a franchise agreement, licensing or other similar agreement.

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Appendix 12

13 Non-GAAP Financial Measures

14 Non-GAAP Reconciliation